Earnings Call Presentation – 4Q 2022 Fourth Quarter  2022 Earnings  February 2, 2023

Earnings Call Presentation – 4Q 2022 Preliminary Matters 2 Cautionary Statements Regarding Forward‐Looking Information This presentation may contain or incorporate by reference information that includes or is based on forward‐looking statements  within the meaning of the safe‐harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution investors  that these forward‐looking statements are not guarantees of future performance, and actual results may differ materially. Such  statements involve known and unknown risks, uncertainties, and other factors, including but not limited to: • changes in the frequency and severity of insurance claims; • claim development and the process of estimating claim reserves; • the impacts of inflation; • supply chain disruption;  • product demand and pricing;  • effects of governmental and regulatory actions; • litigation outcomes; • investment risks; • cybersecurity risks; • impact of catastrophes; and  • other risks and uncertainties detailed in Kemper’s Annual Report on Form 10‐K and subsequent filings with the  Securities and Exchange Commission (“SEC”). The COVID‐19 outbreak and subsequent global pandemic (“Pandemic”) is an extraordinary catastrophe that creates unique  uncertainties and risks. Kemper cannot provide any assurances as to the impacts of the Pandemic and related economic  conditions on Kemper’s operating and financial results. Kemper assumes no obligation to publicly correct or update any forward‐looking statements as a result of events or  developments subsequent to the date of this presentation, including any such statements related to the Pandemic.  Non‐GAAP Financial Measures This presentation contains non‐GAAP financial measures that the company believes are meaningful to investors. Non‐GAAP  financial measures have been reconciled to the most comparable GAAP financial measure.

Leading Insurer Empowering Specialty and Underserved Markets

Enabled by a dynamic, diverse and innovative team who act like owners

KEMPER

Delivering appropriate and affordable insurance and financial solutions

KEMPER Auto[1]

Specialty auto insurance for underserved markets; Latino, Hispanic and urban areas

KEMPER Life

Life insurance for low/modest income customers

Target Markets	Require unique expertise	Have limited or unfocused competition	Enable systematic, sustainable competitive advantages	
Differentiated Capabilities	Low-cost management	Ease of use	Distribution	Product sophistication

Target top quartile value creation for customers, employees and shareholders

[1] Kemper Auto is equivalent to the Specialty Property & Casualty Insurance Segment

KEMPER
Earnings Call Presentation – 4Q 2022 | 3

Fourth Quarter 2022 Highlights

Normalized profitability improving; results impacted by seasonality and modest adverse development

Macroeconomic Environment

Inflation pressures continued to impact the insurance sector

- Elevated severity continues to impact auto insurers, but sequential increases continue to moderate
- Economic slowdown beginning to reduce used car prices and salvage values; albeit at different rates

4th Quarter Results

Underlying profitability improvement offset by seasonality and modest prior quarter development

- Net loss of $56M (-$0.87/sh), as reported, or $53M (-$0.82/sh), as adjusted[1]
- Adjusted consolidated net operating loss[2] of $27M (-$0.41/sh), as reported, or $24M (-$0.37/sh), as adjusted[1]
- -10% ROAE[2,3], -15% ROAE[2,3] excluding net unrealized (gain)/loss on fixed maturities and goodwill[1]

Actions Taken

Profit restoration ongoing; aggressively pursuing all improvement opportunities

- Rate-taking activities exceeded forecast:
  - Specialty P&C Personal Auto – Filed an additional 20% increase on 58% of the book
  - Preferred P&C Personal Auto – Filed an additional 16% increase on 15% of the book
- Cumulative written rate benefits will continue to earn in at an accelerated rate
  - Specialty P&C Personal Auto – 49 points of rate on 43% of the book since Q2'21
  - Preferred P&C Personal Auto – 18 points of rate on 75% of the book since Q2'21
- LAE, Expense, and Real Estate initiatives ahead of planned targets

Balance Sheet Strength

Capital and liquidity positions enable the company to continue to invest in core capability enhancements and navigate environmental challenges

- Holding company remains a source of strength for subsidiaries with nearly $1.3B of liquidity
- Focused on deleveraging to return to our long-term target of 17–22% debt-to-capital range

KEMPER

[1] As adjusted for acquisition; see reconciliation on pages 26-28
[2] Non-GAAP financial measure; please see reconciliation in appendix on pages 20-25
[3] Return on average shareholders' equity (5-point average)

Earnings Call Presentation – 4Q 2022 | 4

Fourth Quarter 2022 Financial Highlights

Focus remains on restoring business to profitability

($ in millions, except per share amounts)	Quarter Ended Dec 31, 2022	Quarter Ended Dec 31, 2021	Year Ended Dec 31, 2022	Year Ended Dec 31, 2021
Net Income (Loss) – Per Diluted Share	$(0.87)	$(1.66)	$(4.72)	$(1.87)
Adj. Consolidated Net Op. Income (Loss) – Per Diluted Share[1]	$(0.41)	$(2.05)	$(2.46)	$(3.40)
Tangible BV Per Common Share excluding unrealized gains[1]	$29.10	$34.44	$29.10	$34.44
Return on Avg. Tangible Common Equity[1]	(14.9)%	(4.9)%	(14.9)%	(4.9)%
Dividend Paid to Shareholders Per Share	$0.31	$0.31	$1.24	$1.24
Life Face Value of In-Force Growth / (Decline)	(2.0)%	3.0%	(2.0)%	3.0%
Specialty P&C Earned Premium Growth[2] / (Decline)	(4.8)%	6.0%	0.2%	9.1%
Specialty P&C PIF Growth / (Decline)	(19.2)%	4.5%	(19.2)%	4.5%
As Adjusted[2]				
Net Income (Loss) – Per Diluted Share	$(0.82)	$(1.59)	$(4.51)	$(1.42)
Adj. Consolidated Net Op. Income (Loss) – Per Diluted Share[1]	$(0.37)	$(1.98)	$(2.25)	$(2.85)

Actions continue to take hold and earn into financial results

KEMPER

[1] *Non-GAAP financial measure; see reconciliation in appendix on pages 20-25; excludes impact of purchase accounting*
[2] *As adjusted for acquisition; see reconciliation on pages 26-28*

Earnings Call Presentation – 4Q 2022 | 5

Earnings Call Presentation – 4Q 2022 Fourth Quarter Normalizing Adjustments 6 Results impacted by seasonality and modest development 1 Non‐GAAP financial measure; see reconciliation in appendix on pages 20‐25 Optimistic on underwriting improvement in 2023 given normalized results Fourth Quarter 2022 Ratios Specialty  P&C (%) Preferred  P&C (%) Pre‐tax Impact ($M) P&C Underlying Combined Ratios1 107.8 106.6 ‐ Adjustments Estimated Seasonality Impact (Range Mid‐point) (1.7) (1.6) 19.0 Net Intra‐year Development Recognized in the Qtr. (0.9) (2.0) 11.3 P&C Other 0.8 ‐ (8.1) Normalized P&C Underlying Combined Ratios 106.0 103.0 $22.2

Earnings Call Presentation – 4Q 2022 Kemper P&C Business Reserve Update 7 Strong data and analytics enable efficient reserving practice that appropriately reflects environment 1 Specialty P&C is represented by the Kemper Auto Brand 2 Preferred P&C is equivalent to Kemper Personal Insurance Full Year Prior Year Development Favorable, Inclusive of Modest Adverse Q4 Development • Kemper P&C insurance businesses favorable $17.4M YTD, adverse $7.8M this quarter • Specialty P&C1 favorable $14.0M YTD, adverse $10.1M this quarter • Preferred P&C2 favorable $3.4M YTD, favorable $2.3M this quarter Current Year Prior Quarter Loss and Legal Cost Development this Quarter • Specialty P&C1 adverse of $7.2M • Preferred P&C2 adverse of $2.7M • Driven by: • Elongated settlement timelines for third party claims • Additional defense costs driven by an increased ratio of litigated PIP claims • Salvage values increasing, but less than total loss values The quality and speed with which we generate information continues to allow us to identify and  quickly address loss pattern developments

Streamlining Our Cost Structure

Advancing differentiated capabilities to strengthen systematic, sustainable competitive advantages

- Restructuring and integration pre-tax charges of $150M - $200M will produce an annualized savings of $150M or greater
- Since its inception, this program has driven total run rate savings of $61M, and we have incurred total pre-tax charges of $36M



Program Savings ($ millions)
61
150
4Q'22
1Q'23
2Q'23
3Q'23
4Q'23
FY'24-FY'25
Proj. Prog. Total

(Pre-tax, $ in millions)

		4Q'22 Run Rate	Total Program	% Reached
Run Rate Savings	**Loss Adjustment Expense (LAE) Improvements**	$34	$80-$120	28-43%
	Enterprise Expense Initiatives (ex-Real Estate & LAE)	$18	$60-$70	26-30%
	Real Estate Optimization	$9	$10	90%
	Total Run Rate Program Savings	**$61**	**$150+**	**42-60%**
	Total Earned on Run Rate Savings	**$14**		
	Associated Charges	**$36**	**$150-$200**	**18%-24%**

Initiatives accelerate return to profitability and enhance long-term value creation

KEMPER
Earnings Call Presentation – 4Q 2022 | 8

Earnings Call Presentation – 4Q 2022 Strong Balance Sheet with Well‐Funded Insurance Entities 9 Significant capital and liquidity positions Initiatives accelerate return to profitability and enhance long‐term value creation 1 The 4Q’22 Risk‐Based Capital Ratios are calculated at the Company Action Level and are estimated. Actual RBC levels are likely to differ materially from these estimates, as  they will be affected by numerous market inputs, none of which will be known prior to February 2, 2023 2 Excludes AOCI: closely aligns with rating agencies and post LDTI implementation 29.0% 23.6% 23.1% 17.6% 23.2% 24.0% 30.2% 2016 2017 2018 2019 2020 2021 2022 Debt‐to‐Capital2 Parent Company Liquidity Risk‐Based Capital Ratios¹ $299  $197  $101  $207  $733  $234  $418  $385  $385  $540  $660  $700  $704  $918  2016 2017 2018 2019 2020 2021 2022 Borrowings Available Under Credit Agreement & from Subs HoldCo Cash & Investments ($ M ) 415 430 410 355 340 355 645 335 290 285 365 330 220 250 2016 2017 2018 2019 2020 2021 2022 Life P&C (ex. AU & AACC) (% ) $684 $867 $641$582 $1,433 $938 $1,336 Debt Cash Flow from Operating Activities  ($ M ) $241  $241  $539  $534  $448  $351  $(220) 2016 2017 2018 2019 2020 2021 2022

Earnings Call Presentation – 4Q 2022 Diversified Investment Portfolio with Consistent Returns 10 1Other category includes Equity Securities, which excludes $197M of Other Equity Interests of LP/LLC’s that have been  reclassified into Alternative Investments; COLI represents Company Owned Life Insurance; 2 Bloomberg single‐A rated corporate  credit index, December 31 2022 4.6% 4.2% 5.0% 4.2% 4.6% 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 55% 18% 6% 6% 5% 7% 3% Other States/ Munis COLI 71% 24% 4% 1% Diversified & Highly‐Rated Portfolio Fixed Maturity Ratings $6.9 Billion A or Higher ≤ CCCB / BB BBB • High quality and liquid portfolio provides safety and  opportunity in volatile markets • New investment yields up 250‐3002 bps over prior‐ year • 4.6% PTE annualized book yield, increase in core  portfolio investment income reflective of the higher  rate environment $85  $79  $85  $90  $95  $23  $21  $34  $8  $11  4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 Core Portfolio Alternative Inv. Portfolio Net Investment Income ($ M ) $119 $100 $108 Highlights Corporates Alternatives U.S Gov’t Portfolio Composition¹ Pre‐Tax Equiv. Annualized Book Yield $8.8 Billion $98 Short Term $106

Earnings Call Presentation – 4Q 2022 Fourth Quarter 2022 – Strategic Updates 11 Reciprocal set‐up is underway; review of Kemper Personal Insurance ongoing Initiatives focused on creating long‐term shareholder value 1. Establishment of Reciprocal Exchange Structure: • Submitted initial filing with the Illinois Department of Insurance with respect to reciprocal's formation • Formed Kemper Management LLC to serve as the reciprocal's attorney‐in‐fact • Anticipate writing auto business in the structure during 3Q’23 • Deconsolidation of the exchange is expected within 5 to 7 years 2. Completed the sale of Reserve National Insurance Company (Kemper Health) • Transaction closed on December 1, 2022 3. Strategic review of Kemper Personal Insurance¹ • Business assessment continues; expect additional updates when available 1 Property & Casualty Insurance Segment is represented by our Kemper Personal Insurance brand.

Specialty Property & Casualty Insurance Segment

Normalized underwriting profits improving; quarter noise driven by seasonality and modest loss pattern

Highlights

- Atypical adverse prior-quarter development and seasonality drove underlying combined ratio change
- Sequential improvement in normalized underlying combined ratio of ~1 pt driven by accelerated earn-in of rate and underwriting actions
- Filed actions continue to outpace projections
- PPA earned rate continues to accelerate
- Continued strong profitable Commercial Vehicle growth
  - Net written premium growth of 33%
  - Quarter and full year combined ratios of 93.8% and 94.8% respectively

Metrics *($ in millions)*	**4Q'22**	**4Q'21**	**Change vs. 4Q'21**
Earned Premiums	$982	$1,032	(4.8%)
Underlying Loss & LAE Ratio[1]	87.6%	99.6%	(12.0pts)
Expense Ratio	20.2%	19.8%	0.4pts
Policies In-Force (000s)	1,779	2,201	(19.2%)

Specialty Personal Auto (Rate Activity Since 2Q'21)

	Rate Actions[2]				Overall Impact	
	Filed		Effective[3]		Written	Earned
	% Prem Impacted	*Wtd Avg Rate*	*% Prem Impacted*	*Wtd Avg Rate*	Cumulative Impact on Specialty Personal Auto Book	
3Q'22	7%	16%	6%	15%	13.7%	4.7%
4Q'22	58%	20%	31%	12%	15.2%	8.0%
1Q'23	~34%	~28%	~60%	~7%	~22.0%	~11.8%

Underlying Combined Ratio[1]



(%)
119.4
107.7
108.7
108.7
108.8
108.8
106.8
108.1
107.8
108.0
4Q'21
1Q'22
2Q'22
3Q'22
4Q'22
QTD
YTD

Business expected to be profitable in 1H'23 with underwriting income by 2H'23

[1] *Non-GAAP financial measure; see reconciliation in appendix on pages 20-25; excludes impact of purchase accounting;*
[2] *Represents the percent of total book impacted in the quarter and the weighted average rate of actual filings;*
[3] *Period rate goes into effect*

KEMPER
Earnings Call Presentation – 4Q 2022 | 12

Preferred Property & Casualty Insurance Segment

Seasonality, development on prior quarters, and non cat weather impacted results

Highlights

- Underlying loss ratios increased sequentially due to seasonality, non-CAT weather, and development on prior quarters (~$3M)
- Filed rate and earned rate activity exceeded expectations
- Catastrophe losses of $8.8M are in line with expectations
- Business remains under strategic review; will share additional details when available

Metrics ($ in millions)	4Q'22	4Q'21	Change vs. 4Q'21
Auto			
Earned Premiums	$84	$101	(16.8)%
Policies In-Force (000s)	157	205	(23.4)%
Home & Other			
Earned Premiums	$57	$61	(6.6)%
Policies In-Force (000s)	170	212	(19.8)%

Preferred Personal Auto (Rate Activity Since 2Q'21)

	Rate Actions[2]				Overall Impact	
	Filed		Effective[3]		Written	Earned
	% Prem Impacted	Wtd Avg Rate	% Prem Impacted	Wtd Avg Rate	Cumulative Impact on Preferred Personal Auto Book	
3Q'22	40%	18%	33%	7%	9.2%	2.5%
4Q'22	15%	16%	31%	14%	12.2%	4.2%
1Q'23	~28%	~9%	~23%	~18%	~17.3%	~6.3%

Underlying Combined Ratio[1]


(%)
127.1
73.7
4Q'21
116.3
86.7
1Q'22
113.0
92.3
2Q'22
115.4
85.9
3Q'22
118.3
89.2
4Q'22
Auto
Home & Other

Focus remains on restoring profitability

[1] *Non-GAAP financial measure; please see reconciliation in appendix on pages 20-25*
[2] *Represents the percent of total book impacted in the quarter and the weighted average rate of actual filings*
[3] *Period rate goes into effect*

KEMPER
Earnings Call Presentation – 4Q 2022 | 13

Life & Health Insurance Segment

On path to achieve pre-pandemic profitability during second half of 2023

Highlights

- Annualized Life new business sales at pre-pandemic levels
- Excess mortality continues to moderate
  - Pre-tax profitability improvement driven by subsiding pandemic-related headwinds
- Completed the divestiture of Reserve National Insurance Company (Kemper Health) in 4Q'22
- New money yields are at or above our spread assumptions
- Expected to provide additional information related to LDTI presentation impact during Investor Day

Metrics *($ in millions, except per policy amounts)*	4Q'22[3]	4Q'21	Change vs. 4Q'21
L&H			
Net Operating Income	$21	$5	320%
Life			
Face Value of In-Force	$20,022	$20,430	(2.0)%
Avg. Face Value per Policy	$6,246	$6,192	0.9%
Avg. Premium per Policy Issued[2]	$591	$541	9.2%



Revenues[1] ($M)
$215
$51
$164
4Q'21
$210
$49
$161
1Q'22
$222
$62
$160
2Q'22
$211
$53
$158
3Q'22
$198
$53
$145
4Q'22[3]
Earned Premiums
Net Investment Income

Note: Chart may not balance, due to rounding

Profitability improving as mortality normalizes towards pre-pandemic levels

[1] *Excludes other income and solar credit impairment*
[2] *Annual basis*
[3] *The Life & Health Insurance Segment includes the results of Reserve National through December 1, 2022, the date it was sold.*

KEMPER Earnings Call Presentation – 4Q 2022 | 14

Earnings Call Presentation – 4Q 2022 Fourth Quarter Wrap‐Up 15 Business on track to return to profitability during first half of 2023 Remain focused on profit restoration and shareholder value creation Key Takeaways • The financial benefits of strategic initiatives are expected to earn into the book on an accelerated basis • Inputs that underly profitability continue to trend positively • Rate in excess of trend • Mortality improving • Interest rates above pricing assumptions • Restructuring and integration efforts on track to produce targeted expense savings • Reciprocal and Bermuda¹ capital initiatives provide short‐ and long‐term opportunities to further optimize  capital and reduce risk 1 In 3Q'22 Kemper completed the cessation of 80% of Kemper’s Life business to Kemper Bermuda Ltd.

Earnings Call Presentation – 4Q 2022 Appendix 16

Implementing Pricing and Underwriting Actions to Combat Trend

*Actions take time to earn into financials | **illustrative** earned rate vs. loss trend comparison*

Pre-Pandemic	**Lockdowns**	**Re-Opening / Future**
Prior to 2020	*2Q'20 – 1Q'21*	*Current+*



Δ Earned Rate
Loss Trend (frequency & severity)
Earned Rate and Loss Trend
Predictable loss trend offset by rate
Rate to zero
Significant, rapid rise in loss trend
Rate filed
Rate earning-in
Rate meeting / exceeding loss trend
ILLUSTRATIVE LOSS TREND vs. RATE CYCLE
Significant, rapid drop in loss trend
Time (not to scale)

Target margins return when combination of earned rate and other underwriting actions exceed loss trend

KEMPER
Earnings Call Presentation – 4Q 2022 | 17

Earnings Call Presentation – 4Q 2022 Auto Severity Remains Elevated from Continued Inflationary Pressures 18Source: U.S. Bureau of Labor Statistics • Physical damage severity increased due to higher used car values, replacement parts, and labor costs – Body Work‐related costs increased in Q4, growing at approximately double the rate of US Core Inflation – Value of used cars continued to sharply drop in Q4, but has significantly outpaced other severity inputs since   the beginning of 2021 • Casualty severity moderated in Q4 but remains elevated due to more severe injuries, medical inflation, and  greater attorney representation Price Indices (Indexed to Q4 2018)

Earnings Call Presentation – 4Q 2022 2023 Reinsurance Program 19 Renewed Catastrophe XoL Reinsurance; discontinued the Catastrophe Aggregate for 2023 1 Includes year‐end 2022 treaty adjustment for 2021 and 2022 treaty years • Policy placed at 01/01/23 ‐ New limit aligned with risk‐appetite to cover 1‐in‐200  occurrence ‐ Minimizes rating agency cost of capital Catastrophe Excess of Loss Program (XOL): • Total coverage: 95% of $275M in excess of  $50M • Purchased limit was reduced by $25M  versus the prior year due to exposure  changes and model enhancements • Total cost increased by $3.7M1 from 2022 Catastrophe Aggregate Program: • Program was discontinued for 2023 HighlightsCatastrophe Reinsurance Program (Multi‐Year)

Earnings Call Presentation – 4Q 2022 Non‐GAAP Financial Measures 20 Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities is a ratio that uses a non‐GAAP financial measure. It is calculated  by dividing shareholders’ equity after excluding the after‐tax impact of net unrealized gains on fixed income securities by total Common Shares  Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trend in book value  per share, excluding the after‐tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and  analyze the change in net worth attributable to management efforts between periods. The Company believes the non‐GAAP financial measure is  useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by  economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management. The  Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities and Goodwill is a calculation that uses a non‐GAAP financial  measure. It is calculated by dividing shareholders’ equity after excluding the after‐tax impact of net unrealized gains on fixed income securities and  goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The  Company uses the trends in book value per share excluding the after‐tax impact of net unrealized gains on fixed income securities and goodwill in  conjunction with book value per share to identify and analyze the change in net worth excluding goodwill attributable to management efforts  between periods. The Company believes the non‐GAAP financial measure is useful to investors because it eliminates the effect of items that can  fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude  and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by  highlighting underlying business activity and profitability drivers. Kemper believes that Adjusted Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance  because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Income (Loss)  from Change in Fair Value of Equity and Convertible Securities, Net Realized Investment Gains (Losses) and Impairment Losses related to investments  included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic  developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the  insurance underwriting process. Acquisition Related Transaction and Integration Costs may vary significantly between periods and are generally  driven by the timing of acquisitions and business decisions which are unrelated to the insurance underwriting process. Debt Extinguishment, Pension  and Other Charges relate to (i) loss from early extinguishment of debt, which is driven by the Company’s financing and refinancing decisions and  capital needs, as well as external economic developments such as debt market conditions, the timing of which is unrelated to the insurance  underwriting process; (ii) settlement of pension plan obligations which are business decisions are made by the Company, the timing of which is  unrelated to the underwriting process; and (iii) other charges that are non‐standard, not part of the ordinary course of business, and unrelated to  the insurance underwriting process. Significant non‐recurring items are excluded because, by their nature, they are not indicative of the Company’s  business or economic trends.

Earnings Call Presentation – 4Q 2022 Non‐GAAP Financial Measures 21 Underlying Combined Ratio is a non‐GAAP financial measure. It is computed by adding the Current Year Non‐catastrophe Losses and LAE Ratio with  the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding total  incurred losses and LAE, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance  Expense Ratio.  The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s  property and casualty insurance businesses that may be obscured by catastrophe losses and prior‐year reserve development. These catastrophe  losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant  impact on the combined ratio. Prior‐year reserve developments are caused by unexpected loss development on historical reserves. Because reserve  development relates to the re‐estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the  current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the  Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not  reflect the overall underwriting profitability of our business.  As Adjusted for Acquisition amounts are non‐GAAP financial measures. Subsequent to the applicable acquisitions, the As Adjusted for Acquisitions  amounts are computed by subtracting the impact of purchase accounting adjustments from the comparable consolidated GAAP financial measure  reported by Kemper. The Company believes computing and presenting results on an adjusted basis are useful to investors and are used by  management to provide meaningful and comparable year‐over‐year comparisons.

Non-GAAP Financial Measures

Book Value

	For the Periods Ended				
	4Q'22	3Q'22	2Q'22	1Q'22	4Q'21
Book Value Per Share	$ 38.23	$ 38.16	$ 44.64	$ 53.21	$ 62.93
Less: Net Unrealized (Gains) Losses on Fixed Maturities Per Share	11.21	12.25	7.39	0.21	(7.89)
Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities	$ 49.44	$ 50.41	$ 52.03	$ 53.42	$ 55.04
Less: Goodwill	(20.34)	(20.33)	(20.55)	(20.56)	(20.60)
Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities and Goodwill	$ 29.10	$ 30.08	$ 31.48	$ 32.86	$ 34.44

	For the Periods Ended				
	2021	2020	2019	2018	2017
Book Value Per Share	$ 62.93	$ 69.74	$ 59.59	$ 47.10	$ 41.11
Less: Net Unrealized (Gains) Losses on Fixed Maturities Per Share	(7.89)	(11.07)	(6.51)	(1.70)	(5.54)
Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities	$ 55.04	$ 58.67	$ 53.08	$ 45.40	$ 35.57
Less: Goodwill	(20.60)	(17.02)	(16.72)	(17.18)	(6.28)
Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities and Goodwill	$ 34.44	$ 41.65	$ 36.36	$ 28.22	$ 29.29

KEMPER
Earnings Call Presentation – 4Q 2022 | 22

Non-GAAP Financial Measures

Return on Equity

	For the Periods Ended				
	4Q'22	3Q'22	2Q'22	1Q'22	4Q'21
Rolling 12 Month Return on Average Shareholders' Equity (5 Point Avg)	(10.0)%	(10.4)%	(9.4)%	(8.4)%	(2.8)%
Less: Net Unrealized (Gains) Losses on Fixed Maturities	0.9%	0.1%	(0.6)%	(0.9)%	(0.4)%
Rolling 12 Month Return on Average Shareholders' Equity Excluding Net Unrealized (Gains) Losses on Fixed Maturities (5 Point Avg)	(9.1)%	(10.3)%	(10.0)%	(9.3)%	(3.2)%
Excluding: Net Unrealized (Gains) Losses on Fixed Maturities (5 Point Avg)	(5.8)%	(6.4)%	(5.9)%	(5.1)%	(1.7)%
Excluding: Net Unrealized (Gains) Losses on Fixed Maturities and Goodwill (5 Point Avg)	(14.9)%	(16.7)%	(15.9)%	(14.4)%	(4.9)%

	For the Periods Ended				
	2021	2020	2019	2018	2017
Rolling 12 Month Return on Average Shareholders' Equity (5 Point Avg)	(2.8)%	9.8%	14.8%	7.7%	5.9%
Less: Net Unrealized (Gains) Losses on Fixed Maturities	(0.4)%	1.5%	1.5%	0.6%	0.7%
Rolling 12 Month Return on Average Shareholders' Equity Excluding Net Unrealized (Gains) Losses on Fixed Maturities (5 Point Avg)	(3.2)%	11.3%	16.3%	8.3%	6.6%
Excluding: Net Unrealized (Gains) Losses on Fixed Maturities (5 Point Avg)	(1.7)%	5.0%	8.4%	3.1%	1.4%
Excluding: Net Unrealized (Gains) Losses on Fixed Maturities and Goodwill (5 Point Avg)	(4.9)%	16.3%	24.7%	11.4%	8.0%

KEMPER

Earnings Call Presentation – 4Q 2022 | 23

Non-GAAP Financial Measures

Diluted Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share is a non-GAAP financial measure computed by dividing Adjusted Consolidated Net Operating Income (Loss) attributed to unrestricted shares by the weighted-average unrestricted shares and equivalent shares outstanding. The most directly comparable GAAP financial measure is Diluted Net Income (Loss) Per Unrestricted Share.

Kemper believes that Diluted Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Income from change in fair value of equity and convertible securities, net realized investment gains (losses), impairment losses related to investments, acquisition related transaction, integration and other costs and loss from early extinguishment of debt included in Kemper's results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the company's investments, the timing of which is unrelated to the insurance underwriting process.

	For the Three Months Ended				
Per Unrestricted Share	4Q22	3Q22	2Q22	1Q22	4Q21
Net Income (Loss) - Diluted	$ (0.87)	$ (1.19)	$ (1.17)	$ (1.49)	$ (1.66)
Net (Income) Loss From:					
Change in Fair Value of Equity & Convertible Securities	-	0.14	0.50	0.35	(0.27)
Net Realized Investment Gains (Losses)	(0.05)	0.15	(0.13)	(0.02)	(0.27)
Impairment Losses	0.05	0.10	0.06	0.11	0.04
Acquisition Related Transaction, Integration and Other Costs	0.46	0.32	0.12	0.06	0.11
Debt Extinguishment, pension and other charges	-	-	-	0.05	-
Adj. Consolidated Net Operating Income (Loss) - Diluted	$ (0.41)	$ (0.48)	$ (0.62)	$ (0.94)	$ (2.05)

KEMPER

Earnings Call Presentation – 4Q 2022 | 24

Non-GAAP Financial Measures

Underlying Combined Ratio – Continued

	For the Three Months Ended				
	4Q22	3Q22	2Q22	1Q22	4Q21
Specialty P&C Insurance					
Combined Ratio as Reported	108.8%	107.6%	108.0%	108.6%	118.9%
Current Year Catastrophe Loss and LAE Ratio	0.0%	(1.5)%	(0.6)%	(0.2)%	(0.2)%
Prior Years Non-Catastrophe Losses and LAE Ratio	(1.0)%	0.7%	1.4%	0.4%	0.7%
Prior Years Catastrophe Losses and LAE Ratio	0.0%	0.0%	0.0%	(0.1)%	0.0%
Underlying Combined Ratio	107.8%	106.8%	108.8%	108.7%	119.4%
Preferred P&C Insurance					
Combined Ratio as Reported	111.2%	110.1%	121.7%	111.6%	115.5%
Current Year Catastrophe Loss and LAE Ratio	(6.3)%	(7.2)%	(15.7)%	(7.3)%	(4.6)%
Prior Years Non-Catastrophe Losses and LAE Ratio	0.6%	0.2%	(1.2)%	(1.3)%	(5.2)%
Prior Years Catastrophe Losses and LAE Ratio	1.1%	0.5%	0.5%	2.1%	1.2%
Underlying Combined Ratio	106.6%	103.6%	105.3%	105.1%	106.9%
Preferred Auto					
Combined Ratio as Reported	118.9%	116.9%	114.7%	118.5%	135.5%
Current Year Catastrophe Loss and LAE Ratio	(0.7)%	(1.2)%	(1.7)%	(0.5)%	(1.3)%
Prior Years Non-Catastrophe Losses and LAE Ratio	(0.1)%	(0.2)%	0.0%	(1.6)%	(7.2)%
Prior Years Catastrophe Losses and LAE Ratio	0.2%	(0.1)%	0.0%	(0.1)%	0.1%
Underlying Combined Ratio	118.3%	115.4%	113.0%	116.3%	127.1%
Preferred Home & Other					
Combined Ratio as Reported	99.8%	100.0%	133.3%	100.5%	82.5%
Current Year Catastrophe Loss and LAE Ratio	(14.5)%	(16.2)%	(39.2)%	(18.3)%	(10.1)%
Prior Years Non-Catastrophe Losses and LAE Ratio	1.6%	0.8%	(3.2)%	(1.0)%	(1.8)%
Prior Years Catastrophe Losses and LAE Ratio	2.3%	1.3%	1.4%	5.5%	3.1%
Underlying Combined Ratio	89.2%	85.9%	92.3%	86.7%	73.7%

KEMPER

Earnings Call Presentation – 4Q 2022 | 25

Non-GAAP Financial Measures

As Adjusted for Acquisition – Continued

Consolidated Financial Highlights

($ in millions, except per share data)	Three Months Ended				
	31-Dec-22	30-Sep-22	30-Jun-22	31-Mar-22	31-Dec-21
Earned Premiums					
Kemper - GAAP As Reported	$ 1,267.0	$ 1,307.0	$ 1,353.7	$ 1,338.6	$ 1,359.1
AAC - Prior to Acquisition	-	-	-	-	-
As Adjusted [1]	$ 1,267.0	$ 1,307.0	$ 1,353.7	$ 1,338.6	$ 1,359.1
Net Income (Loss)					
Kemper - GAAP As Reported	$ (55.5)	$ (76.2)	$ (74.7)	$ (94.8)	$ (105.8)
AAC - Prior to Acquisition	-	-	-	-	-
Less: Impact of Purchase Accounting	(3.0)	(3.5)	(3.4)	(3.5)	(4.5)
As Adjusted [1]	$ (52.5)	$ (72.7)	$ (71.3)	$ (91.3)	$ (101.3)
As Adjusted [1] - Per Diluted Share	*$ (0.82)*	*$ (1.14)*	*$ (1.12)*	*$ (1.43)*	*$ (1.59)*
Adjusted Consolidated Net Operating Income (Loss)					
Kemper - GAAP As Reported	$ (26.6)	$ (30.5)	$ (39.7)	$ (60.1)	$ (130.8)
AAC - Prior to Acquisition	-	-	-	-	-
Less: Impact of Purchase Accounting	(3.0)	(3.5)	(3.4)	(3.5)	(4.5)
As Adjusted [1]	$ (23.6)	$ (27.0)	$ (36.3)	$ (56.6)	$ (126.3)
As Adjusted [1] - Per Diluted Share	*$ (0.37)*	*$ (0.42)*	*$ (0.57)*	*$ (0.89)*	*$ (1.98)*

KEMPER

[1] As Adjusted is a non-GAAP measure, which is comprised by excluding impact of purchase accounting in 2021 and 2022 and including historical results of Kemper and AAC in periods prior to acquisition date of April 1, 2021

Earnings Call Presentation – 4Q 2022 | 26

Non-GAAP Financial Measures

As Adjusted for Acquisition – Continued

Specialty P&C Insurance Segment

($ in millions)	Three Months Ended				
	31-Dec-22	30-Sep-22	30-Jun-22	31-Mar-22	31-Dec-21
Earned Premiums					
Kemper Specialty P&C - GAAP As Reported	$ 981.6	$ 999.5	$ 1,043.7	$ 1,021.6	$ 1,032.3
AAC - Prior to Acquisition	-	-	-	-	-
As Adjusted [1]	$ 981.6	$ 999.5	$ 1,043.7	$ 1,021.6	$ 1,032.3
Current Year Non-CAT Losses and LAE					
Kemper Specialty P&C - GAAP As Reported	$ 859.3	$ 868.0	$ 930.2	$ 911.7	$ 1,028.5
AAC - Prior to Acquisition	-	-	-	-	-
Less: Impact of Purchase Accounting					
Amortization of Fair Value Adjustment to Unpaid Loss and LAE	-	0.1	0.1	0.3	0.2
As Adjusted [1]	$ 859.3	$ 867.9	$ 930.1	$ 911.4	$ 1,028.3
Insurance Expenses					
Kemper Specialty P&C - GAAP As Reported	$ 198.4	$ 198.8	$ 205.4	$ 199.3	$ 204.4
AAC - Prior to Acquisition	-	-	-	-	-
Less: Impact of Purchase Accounting	3.8	4.3	4.2	4.7	5.9
As Adjusted [1]	$ 194.6	$ 194.5	$ 201.2	$ 194.6	$ 198.5
As Adjusted [1] Underlying Combined Ratio					
As Adjusted [1] Underlying Loss & LAE Ratio	87.5%	86.8%	89.1%	89.2%	99.6%
As Adjusted [1] Expense Ratio	19.9%	19.5%	19.3%	19.1%	19.2%
As Adjusted [1] Underlying Combined Ratio	107.4%	106.3%	108.4%	108.3%	118.8%

KEMPER

[1] As Adjusted is a non-GAAP measure, which is comprised by excluding impact of purchase accounting in 2021 and 2022 and including historical results of Kemper and AAC in periods prior to acquisition date of April 1, 2021

Earnings Call Presentation – 4Q 2022 | 27

Non-GAAP Financial Measures

As Adjusted for Acquisition – Continued

Specialty Personal Automobile Insurance

($ in millions)	Three Months Ended				
	31-Dec-22	30-Sep-22	30-Jun-22	31-Mar-22	31-Dec-21
Earned Premiums					
Kemper Specialty P&C - GAAP As Reported	$ 830.4	$ 858.8	$ 905.8	$ 901.7	$ 918.1
AAC - Prior to Acquisition	-	-	-	-	-
As Adjusted [1]	$ 830.4	$ 858.8	$ 905.8	$ 901.7	$ 918.1
Current Year Non-CAT Losses and LAE					
Kemper Specialty P&C - GAAP As Reported	$ 739.8	$ 757.8	$ 828.6	$ 827.7	$ 938.5
AAC - Prior to Acquisition	-	-	-	-	-
Less: Impact of Purchase Accounting					
Amortization of Fair Value Adjustment to Unpaid Loss and LAE	-	0.1	-	0.3	0.2
As Adjusted [1]	$ 739.8	$ 757.7	$ 828.6	$ 827.4	$ 938.3
Insurance Expenses					
Kemper Specialty P&C - GAAP As Reported	$ 172.2	$ 172.9	$ 179.7	$ 177.3	$ 184.3
AAC - Prior to Acquisition	-	-	-	-	-
Less: Impact of Purchase Accounting	3.4	3.8	3.8	4.3	5.5
As Adjusted [1]	$ 168.8	$ 169.1	$ 175.9	$ 173.0	$ 178.8
As Adjusted [1] Underlying Combined Ratio					
As Adjusted [1] Underlying Loss & LAE Ratio	89.1%	88.2%	91.5%	91.8%	102.2%
As Adjusted [1] Expense Ratio	20.3%	19.7%	19.4%	19.2%	19.5%
As Adjusted [1] Underlying Combined Ratio	109.4%	107.9%	110.9%	110.9%	121.7%

KEMPER

[1] As Adjusted is a non-GAAP measure, which is comprised by excluding impact of purchase accounting in 2021 and 2022 and including historical results of Kemper and AAC in periods prior to acquisition date of April 1, 2021

Earnings Call Presentation – 4Q 2022 | 28